s:\proxy\working\pitprx98.fil
                         SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
        ----
/          /  Preliminary Proxy Statement
       ----
        ----
/   /    Confidential, for Use of the Commission Only (as
       ----        permitted by Rule 14a       -6(e) (2))

        ----
/ X  /   Definitive Proxy Statement
       ----
        ----
/   /    Definitive Additional Materials
       ----
        ----
/   /    Soliciting Material Pursuant to Sec. 240.14a       -
11(c) or
       ----   Sec. 240.14a       -12

                        PUTNAM PREMIER INCOME TRUST
             (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement,
                         if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

        ----
/ X /    No fee required
       ----
        ----
/   /    Fee computed on table below per Exchange Act Rule 14a
       ----        6(i)(1) and 0       -11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
         0       -11        (set forth the amount on which the
         filing fee is         calculated and state how it was
         determined):

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         (5) Total fee paid:

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/   /    Fee paid previously with preliminary materials.
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        ----
/   /    Check box if any part of the fee is offset as provided
       ----        by Exchange Act Rule 0       -11(a)(2) and
                   identify the filing         for which the
                   offsetting fee was paid previously.
                   Identify the previous filing by registration
                   statement         number, or the Form or
                   Schedule and the date of its         filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM PREMIER INCOME TRUST

The document you hold in your hands contains your proxy statement and proxy card.  A proxy card is, in essence, a ballot.
When you         vote your proxy, it tells us how to vote on your
behalf on         important issues relating to your fund.  If you
complete and sign         the proxy, we'll vote it exactly as you
tell us.  If you simply         sign the proxy, we'll vote it in
accordance with the Trustees'         recommendations on
pages   .

We urge you to spend a couple of minutes with the proxy
statement, fill out your proxy card, and return it to us.  When shareholders don't return their proxies in sufficient
numbers, we         have to incur the expense of follow       -up
solicitations, which can         cost your fund money.

We want to know how you would like to vote and welcome your
        comments.  Please take a few moments with these materials
and         return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .

Trustees' Recommendations        . . . . . . . . . . . . . . . . . . . . .


Proxy card enclosed























If you have any questions, please contact us at the special toll-
        free number we have set up for you (1       -800       -
225       -1581) or call your         financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund.  While you are,
of         course, welcome to join us at your fund's meeting,
most         shareholders cast their vote by filling out and
signing the         enclosed proxy.  We are asking for your vote
on the following         matters:

1.  Fixing the number of Trustees and electing Trustees        ;

2.  Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3.  Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not
possible.          Whether or not you plan to be present, we need
your vote.  We         urge you to complete, sign, and return the
enclosed proxy card         promptly.  A postage       -paid
envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day.  Please
don't.          When shareholders do not return their proxies,
their fund may         have to incur the expense of
follow       -up solicitations.  All         shareholders benefit
from the speedy return of proxies.

Your vote is important to us.  We appreciate the time and
consideration that I am sure you will give this important matter.
        If you have questions about the proposals, contact your
financial         adviser or call a Putnam customer service
representative at
1       -800       -225       -1581.

                             Sincerely yours,


                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM PREMIER INCOME TRUST
Notice of         Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
        It tells you what matters will be voted on and the time
and place         of the meeting, if you can attend in person.

To the Shareholders of Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on
        July 9, 1998 at 2:00 p.m., Boston time, on the eighth
floor of         One Post Office Square, Boston, Massachusetts,
to consider the         following:

1. Fixing the number of Trustees and electing Trustees. See page .

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page .



3.A. Approving an amendment to the fund's fundamental investment
             restriction with respect to diversification        .
     See page .

3.B. Approving an amendment to the fund's fundamental investment
             restriction with respect to         investments in
     the voting securities of a single issuer.  See page .

3.C. Approving an amendment to the fund's fundamental investment
             restriction with respect to making loans        .
     See page .

        3.D.   Approving an amendment to the fund's fundamental
               investment restriction with         respect to
                       investments in commodities.  See page .

3.E. Approving an amendment the fund's fundamental investment restriction with respect to investments in real estate. See page .

4.A. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
             securities of issuers in which management of the
     fund or         Putnam Investment Management, Inc. owns
     securities.          See page .

        4.B.   Approving the elimination of the fund's
               fundamental         investment restriction with
               respect to margin transactions        .  See page
               .

4.C. Approving the elimination of the fund's fundamental investment restriction with respect to short sales. See page .

4.D. Approving the elimination of the fund's fundamental investment restriction with respect to pledging assets. See page .

4.E. Approving the elimination of the fund's fundamental investment restriction with respect to investments in restricted securities. See page .

4.F. Approving the elimination of the fund's fundamental investment restriction with respect to investments in oil, gas and mineral interests. See page .

4.G. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain control of a company's management. See page .

5. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   John H. Mullin, III
Hans H. Estin                       Robert E. Patterson
John A. Hill                        Donald S. Perkins
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
        THE POSTAGE       -PAID ENVELOPE PROVIDED SO YOU WILL BE
REPRESENTED AT         THE MEETING.

April 20, 1998
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under
rules of the         Securities and Exchange Commission ("SEC");
some of it is         technical.  If there is anything you don't
understand, please         contact us at our special toll       -
free number, 1       -800       -225       -1581, or         call
your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Premier
        Income Trust for use at the Annual Meeting of
Shareholders of the         fund to be held on July 9, 1998, and,
if your fund's meeting is         adjourned, at any later
meetings, for the purposes stated in the         Notice of Annual
Meeting (see previous page).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For fixing the number of Trustees as proposed and the
             election of all nominees;

2.   For ratifying the selection of Price Waterhouse LLP as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction
             with respect to diversification        ;

3.B. For amending the fund's fundamental investment restriction
             with respect to         investments in the voting
     securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction
             with respect to         making loans;

3.D. For amending the fund's fundamental investment restriction
             with respect to investments in         commodities;

3.E. For amending the fund's fundamental investment restriction
             with respect to         investments in real estate;

4.A. For eliminating the fund's fundamental investment
     restriction with respect to investments in securities of
             issuers in which management of the fund or Putnam
     Investment         Management, Inc. owns securities;

4.B. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.D. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

4.E. For eliminating the fund's fundamental investment
     restriction with respect to investments in restricted securities;

4.F. For eliminating the fund's fundamental investment
     restriction with respect to investments in oil, gas and mineral interests; and

4.G. For eliminating the fund's fundamental investment
     restriction with respect to investing to gain control of a company's management.


Who is eligible to vote?

Shareholders of record at the close of business on April 17,
        1998, are entitled to be present and to vote at the
meeting or         any adjourned meeting.  The Notice of Meeting,
the proxy, and the         Proxy Statement are being mailed to
shareholders of record on or         about April 22, 1998.

Each share is entitled to one vote.  Shares represented by duly executed proxies will be voted in accordance with
shareholders'         instructions.  If you sign the proxy, but
don't fill in a vote,         your shares will be voted in
accordance with the Trustees'         recommendations.  If any
other business is brought before the         meeting, your shares
will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommend that the
        number of Trustees be fixed at sixteen and that you vote
for the         election of the nominees described below.  Each
nominee is         currently a Trustee of your fund and of the
other Putnam funds.

The Nominating Committee of the Trustees consists solely of
        Trustees who are not "interested persons" (as defined in
the         Investment Company Act of 1940) of your fund or of
Putnam         Investment Management, Inc., your fund's
investment manager        ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 54, is the President of Baxter Associates, Inc.,
        a management and financial consulting firm which she
founded in         1986.  During that time, she was also a Vice
President and         Principal of the Regency Group, Inc., and a
Consultant to First         Boston Corporation, both of which are
investment banking firms.          From 1965 to 1986, Ms. Baxter
held various positions in         investment banking and
corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc.
        She is also the Chairman Emeritus of the Board of
Trustees of         Mount Holyoke College, having previously
served as Chairman for         five years and as a Board member
for thirteen years; an Honorary         Trustee and past
President of the Board of Trustees of the Emma         Willard
School; and Chair of the Board of Governors of Good
Shepherd Hospital.  Ms. Baxter is a graduate of Mount Holyoke
        College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 69, is a Chartered Financial Analyst and the Vice
        Chairman of North American Management Corp., a registered investment adviser serving individual clients and their
families.          Mr. Estin currently also serves as a
Corporation Member of The         Schepens Eye Research
Institute; and a Trustee of New England         Aquarium.  He
previously served as the Chairman of the Board of
Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls
Clubs of         Boston, Inc.  Mr. Estin is a graduate of Harvard
College and         holds honorary doctorates from Merrimack
College and Boston         University.


John A. Hill
[Insert Picture]

Mr. Hill, age 56, is the Chairman and Managing Director of First
        Reserve Corporation, a registered investment adviser
investing in         companies in the world       -wide energy
industry on behalf of         institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held
various         positions with the Federal government, including
Associate         Director of the Office of Management and Budget
and Deputy         Administrator of the Federal Energy
Administration.

Mr. Hill currently also serves as a Director of Snyder Oil
        Corporation, an exploration and production company which
he         founded, TransMontaingne Oil Company, a refined oil
product         pipeline and distribution company, Weatherford
Enterra, Inc., an         oil field service company, various
private companies controlled         by First Reserve
Corporation, and various First Reserve Funds.          He is also
a Member of the Board of Advisors of Fund Directions.          He
is currently active in various business associations,
including the Economic Club of New York, and lectures on energy issues in the United States and Europe.  Mr. Hill is a
graduate         of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 54, was Chairman of the Board, President and
        Chief Executive Officer of Fisher       -Price, Inc., a
major toy         manufacturer, from 1990 to 1993.  He previously
served as         President and Chief Executive Officer of
Stride       -Rite, Inc., a         manufacturer and distributor
of footwear, from 1989 to 1990, and         as President and
Chief Executive Officer of Kenner Parker Toys,         Inc., a
major toy and game manufacturer, from 1985 to 1987.
Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for
Parker         Brothers, a toy and game company, and President of
Talbots, a         retailer and direct marketer of women's
apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and the Peabody Essex Museum.  Mr. Jackson is a graduate of
Michigan         State University Business School.


Paul L. Joskow*
[Insert Picture]

Dr. Joskow, age 50, is Professor of Economics and Management and
        Head of the Department of Economics at the Massachusetts Institute of Technology where he has been on the faculty
since         1972.  From 1979 to 1980 he was a Visiting
Professor at the         Kennedy School of Government at Harvard
University and from 1985         to 1986 he was a Fellow at the
Center for Advanced Study in the         Behavioral Sciences at
Stanford University.  He has published         three books and
numerous articles on topics dealing with         industrial
organization, government regulation of industry, and competition policy.

Dr. Joskow currently serves as a Director of the New England
        Electric System, a public utility holding company, State
Farm         Indemnity Company, an automobile insurance company,
and the         Whitehead Institute for Biomedical Research, a
non       -profit         research institution.  He has been
President of the Yale         University Council since 1993.
From 1990 to 1994 he served as         Chairman of the Research
Advisory Board of the Committee for         Economic Development.
Dr. Joskow is active on industry         restructuring,
environmental, energy, competition, and         privatization
policies and has served as an advisor to         governments and
corporations around the world.  He has been a         consultant
to National Economic Research Associates, Inc. since         1972
on these and related issues.

Dr. Joskow is a graduate of Cornell University and Yale
University. He is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 60, is President Emeritus and Professor of Mount
        Holyoke College.  From 1978 through June 1995, she was
President         of Mount Holyoke College.  From 1966 to 1978,
she was on the         faculty of Catholic University, where she
taught history and         published numerous articles.

Ms. Kennan currently also serves as a Director of Bell Atlantic, a telecommunications company, Northeast Utilities, the
Kentucky         Home Life Insurance Companies, and Talbots.  She
also serves as a         Member of The Folger Shakespeare Library
Committee.  She is         currently active in various
educational and civic associations.          Ms. Kennan is a
graduate of Mount Holyoke College, the University         of
Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 55, is a Vice President of your fund and each of the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments,
Inc. and         Putnam Management since 1985, having begun his
career there in         1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a
        Member of the Board of Overseers of the Museum of Fine
Arts in         Boston, The Council on Foreign Relations, and a
Member of the         Board of Governors and Executive Committee
at the Investment         Company Institute.  He is also a
Trustee of the Beth         Israel\Deaconess Medical Center in
Boston and the Vineyard Open

Land Foundation.  Mr. Lasser is a graduate of Antioch College and
        Harvard Business School.


John H. Mullin, III
[Insert Picture]

Mr. Mullin, age 56, is Chairman and CEO of Ridgeway Farm, a
        limited liability company engaged in timber activities
and         farming.  Prior to establishing Ridgeway Farm, Mr.
Mullin was a         Managing Director of Dillon, Read & Co.
Inc., an investment         banking firm.

Mr. Mullin currently serves as a Director of ACX Technologies,
        Inc., a company engaged in the manufacture of industrial
ceramics         and packaging products; Alex. Brown Realty,
Inc., a real estate         investment company and The Liberty
Corporation, a company engaged         in the life insurance and
broadcasting industries.  Mr. Mullin         previously served as
a Director of Dillon, Read & Co. Inc.,         Adolph Coors
Company, Crystal Brands, Inc., Fisher       -Price, Inc.,
        Mattel Inc. and The Ryland Group, Inc.  Mr. Mullin is a
Trustee         Emeritus of Washington & Lee University where he
served as         Chairman of the Investment Committee.  Mr.
Mullin is a graduate         of Washington & Lee University and
The Wharton Graduate School at         the University of
Pennsylvania.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 53, is the President and Trustee of Cabot
        Industrial Trust, a publicly traded real estate
investment trust.          Prior to February 1998 he was
Executive Vice President and         Director of Acquisitions of
Cabot Partners Limited Partnership, a         registered
investment adviser which managed real estate         investments
for institutional investors.  Prior to 1990, he was         the
Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal
Companies, a         real estate management, investment and
development company.  He         has also worked as an attorney
and held various positions in         state government, including
the founding Executive Director of         the Massachusetts
Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
        Diabetes Center, a Trustee of Sea Education Association
and a         Director of Brandywine Trust Company.  Mr.
Patterson is a         graduate of Harvard College and Harvard
Law School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 71, is the retired Chairman of the Board of
        Jewel Companies, Inc., a diversified retailer, where
among other         roles he served as President, Chief Executive
Officer and         Chairman of the Board from 1965 to 1980.  He
currently also         serves as a Director of various other
public corporations,         including AON Corp., an insurance
company, Cummins Engine         Company, Inc., an engine and
power generator equipment         manufacturer and assembler,
Current Assets L.L.C., a corporation         providing financial
staffing services, LaSalle Street Fund, Inc.         and LaSalle
U.S. Realty Income and Growth Fund, Inc., real estate
investment trusts, Lucent Technologies Inc., Nanophase Technologies Inc., a producer of nano crystaline materials,
        Ryerson Tull, Inc., America's largest steel service
corporation,         Springs Industries, Inc., a textile
manufacturer, and Time         Warner, Inc., one of the nation's
largest media conglomerates.           He previously served as a
Director of several other major public         corporations,
including Corning Glass Works, Eastman Kodak         Company,
Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the
Hospital         Research and Education Trust.  He is currently
active in various         civic and business associations,
including the Business Council         and the Civic Committee of
the Commercial Club of Chicago, of         which he is the
founding Chairman.  Mr. Perkins is a graduate of         Yale
University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 70, is the Vice Chairman of your fund and of the other Putnam funds.  He has been a Professor of
Management at the         Alfred P. Sloan School of Management at
the Massachusetts         Institute of Technology since 1961 and
served as Dean of that         School from 1966 to 1980.  He
previously served as Senior Advisor         to the Rockefeller
Family and Associates and was a past Chairman         of
Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust
Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., Management Sciences For Health, Inc. and Sun
        Company, Inc.  He is also a Trustee of the Museum of Fine
Arts in         Boston and a Fellow of The American Academy of
Arts and Sciences.          He previously served as a Director of
Fisher       -Price, Inc. and         General Mills, Inc.,
PerSeptive Biosystems, Inc., and an Overseer of WGBH Educational
Foundation.  Dr. Pounds is a graduate of Carnegie       -Mellon
        University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 71, is the Chairman and President of your fund and each of the other Putnam funds.  He is the Chairman
and a         Director of Putnam Management and Putnam Mutual
Funds Corp. and a         Director of Marsh & McLennan, their
parent company.  Mr. Putnam         is the son of the founder of
the Putnam funds and Putnam         Management and has been
employed in various capacities by Putnam         Management since
1951, including Chief Executive Officer from         1961 to
1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company;
        and a Trustee Emeritus of Wellesley College and Bradford
College.

Mr. Putnam currently also serves as a Director of Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., a mining and
natural         resources company and Houghton Mifflin Company, a
major         publishing company.  He is also a Trustee of
Massachusetts         General Hospital, McLean Hospital, Vincent
Memorial Hospital,         WGBH Educational Foundation and the
Museum of Fine Arts in         Boston; the New England Aquarium;
an Overseer of the Museum of         Science in Boston,
Northeastern University and         College of the
Atlantic; and a Fellow of The American Academy of Arts and
        Sciences.  Mr. Putnam is a graduate of Harvard College
and         Harvard Business School and holds honorary doctorates
from Bates         College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 46, is the President of New Generation Research,
        Inc., a publisher of financial advisory and other
research         services relating to bankrupt and distressed
companies, and New         Generation Advisers, Inc., a
registered investment adviser which         provides advice to
private funds specializing in investments in         such
companies.  Prior to founding New Generation in 1985, Mr.
Putnam was an attorney with the Philadelphia law firm Dechert
        Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office,
        L.L.C., a registered investment advisor that provides
financial         advice to individuals and families.  He is also
a Trustee of the         Sea Education Association and St. Mark's
School and an Overseer         of the New England Medical Center.
Mr. Putnam is a graduate of         Harvard College, Harvard
Business School and Harvard Law School.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 64, is the Chairman and Chief Executive Officer of
        Marsh & McLennan Companies, Inc.  He has been employed by
Marsh &         McLennan and related companies in various
capacities since 1961.          Mr. Smith is a Director of the
Trident Corp., and he also serves         as a Trustee of the
Carnegie Hall Society, the Central Park         Conservancy, the
Educational Broadcasting Corporation, the         Economic Club
of New York, the U.S. Chamber of Commerce, and is a
Founder of the Museum of Scotland Society.  He was educated in
        Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of
Actuaries, a         Fellow of the Conference of Actuaries, an
Associate of the         Society of Actuaries, a Member of the
American Academy of         Actuaries, the International
Actuarial Association and the         International Association
of Consulting Actuaries.


W. Thomas Stephens
[Insert Picture]

Mr. Stephens, age 55, is the President and Chief Executive
        Officer of MacMillan Bloedel Ltd.  Mr. Stephens retired
in 1996         as Chairman of the Board of Directors, President
and Chief         Executive Officer of Johns Manville
Corporation, an insulation         and roofing systems company.
He also served as Executive Vice         President and Chief
Financial Officer of Manville and in total         had 27 years
of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Qwest Communications, a fiber optics manufacturer and New Century Energies, a
public         utility company.  Mr. Stephens is a Member of the
Colorado Forum         and Trustee of the Denver Art Museum and
The University of         Arkansas Advisory Council.  He is
currently a Visiting Professor         at the Graduate School of
Business at the University of Colorado.          Mr. Stephens is
a graduate of the University of Arkansas.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 65, serves as a Director of various corporations and charitable organizations, including Data General
        Corporation, a computer and high technology company,
Bradley Real         Estate, Inc., a real estate investment firm,
Providence Journal         Co., a newspaper publisher, and
Courier Corporation, a book         binding and printing company.
He is also a Trustee of Cabot         Industrial Trust, Eastern
Utilities Associates, Massachusetts         General Hospital,
where he previously served as chairman and         president, and
Northeastern University.

Prior to December 1988, he was the Chairman of the Board and
        Managing Partner of Wellington Management
Company/Thorndike,         Doran, Paine & Lewis, a registered
investment adviser which         manages mutual funds and
institutional assets.  He also         previously served as a
Trustee of the Wellington Group of Funds        (now The Vanguard
Group) and was the Chairman and a Director of         Ivest Fund,
Inc.  Mr. Thorndike is a graduate of Harvard College.


       ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of
   your         fund, Putnam Management, and Putnam Mutual
   Funds Corp.        ("Putnam Mutual Funds"), the principal
   underwriter for all         the open       -end Putnam funds
   and an affiliate of Putnam         Management.  Messrs.
   Putnam, Lasser, and Smith are deemed        "interested
   persons" by virtue of their positions as         officers or
   shareholders of your fund, or directors of         Putnam
   Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and
           Putnam Mutual Funds.  Mr. George Putnam, III, Mr.
   Putnam's         son, is also an "interested person" of your
   fund, Putnam         Management, and Putnam Mutual Funds.
   Mr. Perkins may be         deemed to be an "interested
   person" of your fund because of         his service as a
   director of a certain publicly held company         that
   includes registered broker       -dealer firms among its
           subsidiaries.  Neither your fund nor any of the
   other Putnam         funds currently engages in any
   transactions with such firms         except that certain of
   such firms act as dealers in the         retail sale of
   shares of certain Putnam funds in the         ordinary
   course of their business.  Mr. Joskow is not
   currently an "interested person" of your fund but could be deemed by the Securities and Exchange Commission to
   be an        "interested person" on account of his
   consulting         relationship with National Economic
   Research Associates,         Inc. which is a wholly       -
   owned subsidiary of Marsh & McLennan         Companies, Inc.
   The balance of the nominees are not        "interested
   persons."

** In February 1994 Mr. Thorndike accepted appointment as a
           successor trustee of certain private trusts in which
   he has         no beneficial interest.  At that time he also
   became         Chairman of the Board of two privately owned
   corporations         controlled by such trusts, serving in
   that capacity until         October 1994.  These
   corporations filed voluntary petitions         for relief
   under Chapter 11 of the U.S. Bankruptcy Code in
   August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have
been with         the employers indicated, although in some cases
they have held         different positions with those employers.
Except for Messrs.         Joskow, Mullin and Stephens, all the
nominees were elected by the         shareholders in July 1997.
Mr. Stephens was elected by the other         Trustees in
September 1997 and Messrs. Joskow and Mullin were         elected
by the other Trustees in November 1997.  The 16 nominees
for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected
Trustees         of your fund.  The Trustees serve until their
successors are         elected and qualified.  Each of the
nominees has agreed to serve         as a Trustee if elected.  If
any of the nominees is unavailable         for election at the
time of the meeting, which is not         anticipated, the
Trustees may vote for other nominees at their         discretion,
or the Trustees may fix the number of Trustees at         less
than 16 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is
managed         in the best interests of its shareholders.  The
Trustees         periodically review your fund's investment
performance as well as         the quality of other services
provided to your fund and its         shareholders by Putnam
Management and its affiliates, including         administration,
custody        and investor servicing.  At         least
annually, the Trustees review the fees paid to Putnam
Management and its affiliates for these services and the overall level of your fund's operating expenses.  In carrying out
these         responsibilities, the Trustees are assisted by an
independent         administrative staff and by your fund's
auditors and legal         counsel, which are selected by the
Trustees and are independent         of Putnam Management and its
affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 101 Putnam
funds         based on their own investment needs.  The Trustees'
aggregate         investments in the Putnam funds total over
        $68 million.  The         table below lists each
Trustee's current investments in the fund         and in the
Putnam funds as a group based on beneficial ownership.
Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.

Share Ownership by Trustees

                         Year first                              Number of
                         elected as          Number of           shares of
                         Trustee of          shares of the       all Putnam
                         the Putnam          fund owned          funds owned
Trustees                 funds               as of 2/13/98       as of 2/13/98 (1)
       -----------------------------------------------------------------------------------
Jameson A. Baxter        1994                  134                  114,841
Hans H. Estin            1972                  741                   31,963
John A. Hill             1985                  100                  151,223
Ronald J. Jackson        1996          200        (2)               135,443
Paul L. Joskow(3)        1997                  100            19,760
Elizabeth T. Kennan      1992          133        (4)                24,181
Lawrence J. Lasser       1992                  100                  608,433
John H. Mullin, III(3)   1997                  100            30,905
Robert E. Patterson      1984                  500                   67,608
Donald S. Perkins        1982                2,760                  193,389
William F. Pounds        1971                  500                  338,534
George Putnam            1957                2,607                1,973,846
George Putnam, III       1984                  500                  379,012
A.J.C. Smith             1986          200        (5)                58,643
W. Thomas Stephens(6)    1997                  100           172,773
W. Nicholas Thorndike    1992                  169                   83,408
       -----------------------------------------------------------------------------------
-------
(1)  These holdings do not include shares of Putnam money market funds.
(2)  Mr. Jackson has shared investment power and shared voting power with respect to such shares.
       (3) Elected as a Trustee in November 1997.
(4)  Mrs. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(5)  Mr. Smith has shared investment power and shared voting power with respect to such shares.
       (6)  Elected as a Trustee in September 1997.

As of February 13, 1998, the Trustees and officers of the fund owned a total
of 8,944         shares of the fund, comprising less than 1% of its
outstanding shares on that date.
What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of
        individual shareholders.  Among other ways, the Trustees
seek to         represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to
                  ensure that such fees remain reasonable and
          competitive         with those of other mutual funds,
          while at the same         time providing Putnam
          Management sufficient resources         to continue to
          provide high quality services in the         future;

          by monitoring potential conflicts between the funds and
                  Putnam Management and its affiliates to ensure
          that the         funds continue to be managed in the
          best interests of         their shareholders; and

          by also monitoring potential conflicts among funds to
                  ensure that shareholders continue to realize
          the         benefits of participation in a large and
          diverse family         of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two       -
day         period to review the operations of your fund and of
the other         Putnam funds.  A portion of these meetings is
devoted to meetings         of various Committees of the board
which focus on particular         matters.  These currently
include:  the Committee of Independent         Trustees, which
conducts an annual review of all contractual         arrangements
with Putnam Management and its affiliates; the         Contract
Committee, which reviews such matters on an interim         basis
during the course of the year; the Communication and
Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, and custodian
       ; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which
reviews         accounting policies and the adequacy of internal
controls and         supervises the engagement of the funds'
auditors; the         Compensation, Administration and Legal
Affairs Committee, which         reviews the compensation of the
Trustees and their administrative         staff and supervises
the engagement of the funds' independent         counsel; the
Nominating Committee, which is responsible for         selecting
nominees for election as Trustees and the Closed       -end
        Fund Committee, which is responsible for reviewing
special issues         applicable to closed       -end funds such
as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees.
During         1997, the average Trustee participated in
approximately 40         committee and board meetings.  In
addition, the Trustees meet in         small groups with Chief
Investment Officers and Portfolio         Managers to review
recent performance and the current investment         climate for
selected funds.  These meetings ensure that each         fund's
performance is reviewed in detail at least twice a year.
The Committee of Independent Trustees and the Contract Committee
        typically meet on several additional occasions during the
year to         carry out their responsibilities.  Other
Committees, including an         Executive Committee, may also
meet on special occasions as the         need arises.

What are the Trustees paid for their services?

Each Trustee receives a fee for his or her services.  Each
        Trustee also receives fees for serving as Trustee of the
other         Putnam funds.  The Trustees periodically review
their fees to         assure that such fees continue to be
appropriate in light of         their responsibilities as well as
in relation to fees paid to         trustees of other mutual fund
complexes.  The Compensation         Committee, which consists
solely of Trustees not affiliated with         Putnam Management,
estimates that Committee and Trustee meeting         time
together with the appropriate preparation requires the
equivalent of at least three business days per Trustee meeting.
        The following table shows the fees paid to each Trustee
by the         fund for fiscal 1997 and the fees paid to each
Trustee by all of         the Putnam funds during calendar year
1997:
COMPENSATION TABLE

                                             Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
Trustees                    fund(1)       fund expenses  upon retirement(2)       funds(3)


Jameson A. Baxter            $1,890          $  521              $87,500    $176,000(4)
Hans H. Estin                 1,873           1,743               87,500        175,000
John A. Hill(4)               1,882             651               87,500 175,000
Ronald J. Jackson(4)          1,890              73               87,500 176,000
Paul L. Joskow (5)                    --        --                87,500         25,500
Elizabeth T. Kennan           1,874           1,148               87,500        174,000
Lawrence J. Lasser            1,859             861               87,500        172,000
John H. Mullin, III (5)               --        --                87,500         25,500
Robert E. Patterson           1,909             522               87,500        176,000
Donald S. Perkins             1,890           1,897               87,500        176,000
William F. Pounds (6)         2,120           1,773               98,000        201,000
George Putnam                 1,882           2,000               87,500        175,000
George Putnam, III            1,875             343               87,500        174,000
A.J.C. Smith                  1,841           1,166               87,500        170,000
W. Thomas         Stephens(7)  --               --                87,500         53,000(4)
W. Nicholas Thorndike         1,904           1,649               87,500        176,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3) As of December 31, 1997, there were 101 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(5) Elected as a Trustee in November 1997.  The total amounts of deferred compensation payable by the fund to Mr. Hill and Mr. Jackson as of July 31, 1997 were $6,710 and $2,662, respectively, including income earned on such amounts.
(6)  Includes additional compensation for service as Vice Chairman of the Putnam funds.
(7) Elected as a Trustee in September 1997.

Under a Retirement Plan for Trustees of the Putnam funds (the
       "Plan"), each Trustee who retires with at least five years
of         service as a Trustee of the funds is entitled to
receive an         annual retirement benefit equal to one       -
half of the average annual         compensation paid to such
Trustee for the last three years of         service prior to
retirement.  This retirement benefit is payable         during a
Trustee's lifetime, beginning the year following
retirement, for a number of years equal to such Trustee's years of service.  A death benefit is also available under the
Plan         which assures that the Trustee and his or her
beneficiaries will         receive benefit payments for the
lesser of an aggregate period of        (i) ten years or (ii)
such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in
the         Investment Company Act of 1940) may terminate or
amend the Plan         at any time, but no termination or
amendment will result in a         reduction in the amount of
benefits (i) currently being paid to a         Trustee at the
time of such termination or amendment, or (ii) to         which a
current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see
"Fund         Information," on page   .

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam
        Fiduciary Trust Company, your fund's investor servicing
agent and         custodian, are owned by Putnam Investments,
Inc., One Post Office         Square, Boston, Massachusetts
02109, a holding company that is in         turn wholly owned by
Marsh & McLennan Companies, Inc., which has         executive
offices at 1166 Avenue of the Americas, New York, New
York 10036.  Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with
insurance and         reinsurance brokerage, consulting, and
investment management         businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts,
        independent accountants, has been selected by the
Trustees as the         independent auditor of your fund for the
current fiscal year.          Among the country's preeminent
accounting firms, this firm also         serves as the auditor
for approximately half of the other funds         in the Putnam
family.  It was selected primarily on the basis of         its
expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

In November 1997 the partners of Coopers & Lybrand L.L.P. and
        Price Waterhouse LLP voted to approve the merger of their practices worldwide. Coopers & Lybrand L.L.P. and Price Waterhouse expect the merger, which is subject to
approval by the         regulators, to become effective in mid
1998.



PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to your fund's fundamental investment restrictions,
including the         elimination of certain restrictions.  The
purpose of these         proposed changes is to standardize the
investment restrictions of         all of the Putnam funds,
including your fund where appropriate,         and in certain
cases to increase the fund's investment         flexibility.  By
having standard investment restrictions for all         Putnam
funds, Putnam Management will be able to more easily
monitor each fund's compliance with its investment policies.
        Many of these changes will have little practical effect
on the         way the fund is managed given the fund's current
investment         objective and policies.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.


3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
        RESPECT TO DIVERSIFICATION

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its
investments         be revised to reflect the standard
restriction used by other Putnam funds and to grant the fund the maximum investment flexibility permitted under
applicable Internal Revenue Code of         1986 (the "Code")
rules. The fund's current investment restriction states that the fund may not:

    "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities of the U.S. government or its agencies or instrumentalities, and provided further that, with respect to 50% of the fund's total assets, the fund may invest up to 25% of its total assets in debt obligations issued by, or backed by the credit of, any foreign government, its agencies and instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

If the proposal is approved, the fund will, with respect to 50% of its assets, be able to invest in any number of issuers subject only to the Code provision generally restricting investment by the fund to not more than 25% of its total assets in any one issuer (other than U.S. government securities or the securities of other regulated investment companies). The amended restriction would continue to exclude from its limitations U.S. government securities, and would clarify, consistent with the definitions under the Code and the Investment Company Act of 1940 (the "1940 Act"), that U.S. government securities include obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities. The fund will continue to be able to invest up to 25% of its assets in debt obligations issued by, or backed by the credit of, any foreign government or its agencies or instrumentalities, to the extent consistent with the Code requirements.

Putnam Management believes that this enhanced investment flexibility could assist the fund in achieving its investment objective. However, during times when Putnam Management invests a higher percentage of the fund s assets in one or more issuers, the value of the fund s shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction used by other Putnam funds and to grant the fund the maximum flexibility permitted under the Code. Under the Code, a
nondiversified fund        such         as the fund        may
not invest, with respect to 50% of its total         assets, in
the securities of an issuer if as a result it would         own
more than 10% of the outstanding voting securities of that
        issuer.  The remaining 50% of the fund's total assets is
not         subject to this limitation.  The fund's current
investment         restriction, which is more restrictive than
applicable tax rules,         states that the fund may not:

    "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 50% of its total assets, acquire more than
            10% of the outstanding voting securities of any issuer."

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 50% of the
fund's         total assets.  Since the fund invests primarily in
fixed       -income         securities, which are not typically
voting securities, this         proposal will have little
practical effect on the fund.          Nevertheless, Putnam
Management believes it would be in the best         interest of
the fund to conform the policy to provide the fund         with
maximum flexibility should circumstances change.

To the extent the fund individually or with other funds and
        accounts managed by Putnam Management or its affiliates
were to         own all or a major portion of the outstanding
voting securities         of a particular issuer, under adverse
market or economic         conditions or in the event of adverse
changes in the financial         condition of the issuer the fund
could find it more difficult to         sell these voting
securities when Putnam Management believes it         advisable
to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.



3.C.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
                 RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by
other         Putnam funds and to clarify that the fund is
permitted to         participate in         a proposed "interfund
lending program       ."  The         current restriction states
that the fund may not:


    "Make loans, except by purchase of debt obligations in which
            the         fund may invest consistent with its
    investment policies,          by entering into repurchase
    agreements with respect to not         more than 25% of its
    total assets (taken at current value),         or through
    the lending of its portfolio securities with         respect
    to not more than 25% of its total assets."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment
    policies        (including without limitation debt
    obligations issued by         other Putnam funds), by
    entering into repurchase agreements,         or by lending
    its portfolio securities."

If the proposal is approved,         your fund would be able to
        participate in         an interfund lending
        program         that would allow the         fund, through a
master loan agreement, from time to time to lend available cash
to         other Putnam funds to meet such funds' temporary or
emergency borrowing needs.  By the terms of the program, a
borrowing fund would be obligated to repay a lending fund.  As such, the lending fund could be viewed in such a circumstance as effectively "purchasing" a debt obligation of such a borrowing
fund.         The fund would only make loans under the
program if it could receive an interest rate higher than those available for repurchase agreements.  There is a risk
that the         fund could experience a delay in obtaining
prompt repayment of a         loan and, unlike repurchase
agreements, the fund would not         necessarily have received
collateral for its loan.  A delay in         obtaining prompt
payment could cause the fund to miss an         investment
opportunity or to incur costs to borrow money to         replace
the delayed         payment.

Since the Putnam funds may be considered affiliated parties, interfund lending may be prohibited by the 1940 Act and
would be         implemented only upon receipt of an exemptive
order of the         Securities and Exchange Commission.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.



3.D.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
                 RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental
investment restriction with respect to investments in commodities be revised to reflect the standard restriction used by
other         Putnam funds.  The current restriction states that
the fund may         not:

    "Purchase or sell commodities or commodity contracts, except
            that it may purchase         and sell financial
    futures contracts and         related options, and futures,
    forward contracts and options         on foreign
    currencies."

The proposed amended fundamental restriction is set forth below:

    "The fund may not ...

    Purchase or sell commodities or commodity contracts, except
            that the fund may purchase         and sell
    financial futures         contracts and options and may
    enter into foreign exchange         contracts and other
    financial transactions not involving         physical
    commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use
of         financial futures and options, as well as various
other financial         transactions to the extent consistent
with its investment         objective and policies.  Although the
fund may already engage in         many of these activities,
Putnam Management believes that the         revised language more
clearly sets forth the fund's policy.  The         addition of
financial transactions not involving physical         commodities
is intended to give the fund maximum flexibility to
invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities,
which is the         intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options.  However, given the
fund's         investment policies, Putnam Management currently
has no present         intention of engaging in such transactions
on behalf of the fund.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.




3.E.     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
                 RESPECT TO INVESTMENTS IN REAL ESTATE


The         Trustees         are recommending that the fund's
fundamental         investment restriction with respect to
investments in real estate         be revised to reflect the
standard restriction used by other         Putnam funds and to
grant the fund greater flexibility.  The         current
restriction states that the fund may not:

    "Purchase or sell real estate, although it may purchase
            securities of issuers which deal in real estate,
    securities         which are secured by interests in real
    estate and securities         representing interests in real
    estate."

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Purchase or sell real estate, although it may purchase
            securities of issuers which deal in real
    estate,         securities which are secured by
    interests in real         estate, and securities which
    represent interests in         real estate, and it may
    acquire and dispose of real         estate or interests
    in real estate acquired through the         exercise of
    its rights as a holder of debt obligations secured by real estate or interests therein."

If the proposal is approved, the fund would be able to own real estate directly as a result of the exercise of its rights
in         connection with debt obligations it owns.  In such
cases, the         ability to acquire and dispose of real estate
may serve to         protect the fund during times where an
issuer of debt securities         is unable to meet its
obligations.  Putnam Management believes         that this
enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate       -related
securities, it         will be subject to the risks associated
with the real estate         market.  These risks may include
declines in the value of real         estate, changes in general
or local economic conditions,         overbuilding, difficulty in
completing construction, increased         competition, changes
in zoning laws, increases in property taxes         and operating
expenses, and variations in rental income.          Generally,
increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or
take         possession of and manage assets securing the
issuer's         obligations.  This could increase the fund's
operating expenses         and adversely affect the fund's net
asset value.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.



4.A.     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS
         IN         WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT
                 MANAGEMENT, INC. OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from
investing in         the securities of issuers in which
management of the fund or         Putnam Management owns a
certain percentage of securities.  The         restriction states
that the fund may not:

    "Invest in securities of any issuer, if, to the knowledge of
            the Fund, officers and Trustees of the         fund
    and officers and         directors of Putnam who
    beneficially own more than 0.5% of         the securities of
    that issuer together own more than 5% of         such
    securities."

The fund originally adopted this restriction to comply with state securities law requirements which are no longer
applicable to the         fund.  Since the 1940 Act does not
require the fund to have such         a restriction, Putnam
Management recommended that this         restriction be
eliminated.

If this proposal is approved, the fund may invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management,
except to         the extent prohibited by the fund's investment
policies or the         1940 Act.  Putnam Management believes
that this enhanced         flexibility could assist the fund in
meeting its investment         objective.
        Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.

4.B.     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 WITH RESPECT TO         MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental
investment restriction with respect to         margin
transactions be eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

    "Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts and options."

The fund originally adopted this restriction to comply with state securities law requirements which are no longer applicable to the fund. Since the 1940 Act does not require the fund to have such a restriction, Putnam Management recommended that this restriction be eliminated.

If this proposal is approved, the fund would have no formal restriction with respect to engaging in margin transactions. However, the fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated.
The current restriction states that the fund may not:

    "Make short sales of securities or maintain a short position
            for the account of the         fund unless at all
    times when a short         position is open it owns an equal
    amount of such securities         or owns securities which,
    without payment of any further         consideration, are
    convertible into or exchangeable for         securities of
    the same issue as, and in equal amount to, the securities sold short."

The fund originally adopted this restriction to comply with state securities law requirements which are no longer
applicable to the         fund.  Since the 1940 Act does not
require the fund to have such         a restriction, Putnam
Management recommended that this         restriction be
eliminated.

If this proposal is approved, the fund would be able to engage in short sales other than those "against the box" (in which
the fund         owns or has the right to acquire at no added
cost securities         identical to those sold short).  However,
Putnam Management does         not currently intend to engage in
short sales on behalf of the         fund.

In a typical short sale, the fund would borrow securities from a broker that it anticipates will decline in value in order
to sell         to a third party.  The fund becomes obligated to
return         securities of the same issue and quantity at some
future date,         and it realizes a loss to the extent the
securities increase in         value and a profit to the extent
the securities decline in value        (after including any
associated costs).  Since the value of a         particular
security can increase without limit, the fund could
potentially realize losses with respect to short sales which are not "against the box" that are significantly greater than
the         value of the securities at the time they are sold
short.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.


4.D.     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 WITH RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental
investment restriction which limits the fund's ability to pledge its assets be eliminated.  The current restriction states
that         the fund may not:

    "Pledge, hypothecate, mortgage or otherwise encumber its
            assets in excess of 15% of its total assets (taken
    at         current value) and then only to secure borrowings
    permitted         by restriction 1 above.  Collateral
    arrangements with         respect to margin for futures
    contracts and options are not         deemed to be pledges
    or other encumbrances for purposes of         this
    restriction."        [Restriction         1 allows the fund
    to borrow         money in amounts of up to 15% of the value
    of its total         assets for temporary or emergency
            purposes.]


The fund originally adopted this restriction to comply with state securities law requirements which are no longer
applicable to the         fund.  Since the 1940 Act does not
require the fund to have such         a restriction, Putnam
Management recommended that this         restriction be
eliminated.

This proposal would remove all restrictions on the fund's ability to pledge assets.  Putnam Management recommended the
proposal to         the Trustees because it believes that the
fund's current limits         on pledging may conflict with the
fund's ability to borrow money         for temporary or emergency
purposes.  This conflict arises         because lenders may
require borrowers such as the fund to pledge         assets in
order to collateralize the amount borrowed.  Often,         these
collateral requirements are for amounts larger than the
principal amount of the loan.  If the fund needed to borrow the maximum amount permitted by it policies (currently 15% of
its         total assets), it might be possible that a bank would
require         collateral in excess of 15% of the fund's total
assets.          Therefore, the limit on pledging assets may have
the effect of         reducing the amount that the fund may
borrow in these situations.

Pledging assets does entail certain risks.  To the extent that the fund pledges its assets, the fund may have less
flexibility         in liquidating its assets.  If a large
portion of the fund's         assets were involved, the fund's
ability to meet other         obligations could be delayed.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.


4.E. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are
known as        "restricted securities," be eliminated.  The
current fundamental         investment restriction states that
the fund may not:

    "Purchase securities restricted as to resale if, as a
            result, such investments would exceed 10% of the
    value of         the         fund's net assets."

Putnam Management recommended that this restriction be eliminated because it is unnecessary in light of current regulatory requirements; the 1940 Act does not require the fund to
have such         a restriction.  Current         regulatory
requirements        relating to "restricted securities" prohibit
the fund         from investing more than 15% of its net assets
in any combination         of (a) securities which are not
readily marketable, (b)         securities restricted as to
resale (excluding securities         determined by the Trustees
of the fund (or the person designated         by the Trustees of
the fund to make such determinations) to be         readily
marketable), and (c) repurchase agreements maturing in more than seven days.

To the extent the fund invests in restricted securities, the fund may encounter difficulty in determining the fair value of
such         securities.  The fund also may be unable to sell
such securities         at a time when it may otherwise be
desirable to do so or may have         to sell them at less than
fair market value.

Required vote.  Approval of this proposal requires the
affirmative vote of the lesser of (1) more than 50% of the
        outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.

4.F.     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 WITH RESPECT TO INVESTMENTS IN OIL, GAS AND MINERAL
                 INTERESTS

The Trustees are recommending that the fund's fundamental
investment restriction relating to investments in oil, gas and mineral interests be eliminated.  The current restriction
states         that the fund may not:

    "Buy or sell oil, gas, or other mineral leases, rights or
            royalty contracts, although it may purchase
    securities of         issuers which deal in, represent
    interests in or are secured         by interests in such
    leases, rights or contracts."

The fund originally adopted this restriction to comply with state securities law requirements which are no longer
applicable to the         fund.  Since the 1940 Act does not
require the fund to have such         a restriction, Putnam
Management recommended that this         restriction be
eliminated.

If this proposal is approved, the fund would be able to invest directly in oil, gas and mineral interests, and in a
variety of         securities the value of which is dependent
upon the value of such         interests.          Investments in
oil, gas and other mineral leases, rights or         royalty
contracts, and in securities which derive their value in
part from such instruments, entail certain risks.  The prices of these investments are subject to substantial
fluctuations, and         may be affected by unpredictable
economic and political         circumstances such as social,
political, or military         disturbances, the taxation and
regulatory policies of various         governments, the
activities and policies of OPEC (an organization         of major
oil producing countries), the existence of cartels in
such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative
uses         for such materials and related products.  In
addition, in order         to enforce its rights in the event of
a default of an issuer of         these securities, the fund may
be required to participate in         various legal proceedings
or take possession of and manage assets         securing the
issuer's obligations.  This could increase the         fund's
operating expenses and adversely affect the yield on its
shares.
Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the
shares         of the fund present at the meeting if more than
50% of the         outstanding shares of the fund are present at
the meeting in         person or by proxy.


4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
         MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "[m]ake investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which activities could at times fall under the technical definition of control under the securities laws. These rights may include the right to actively oppose or support the management of such companies.

Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments.
Nevertheless, Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation.  Thirty percent of the shares
        entitled to vote        -- present in person or
represented by proxy --        constitutes a quorum for the
transaction of business with respect         to any proposal at
the meeting (unless otherwise noted in the         proxy
statement).  Shares represented by proxies that reflect
abstentions and "broker non       -votes" (i.e., shares held by
brokers         or nominees as to which (i) instructions have not
been received         from the beneficial owners or the persons
entitled to vote and        (ii) the broker or nominee does not
have the discretionary voting         power on a particular
matter) will be counted as shares that are         present and
entitled to vote on the matter for purposes of
determining the presence of a quorum.  Votes cast by proxy or in person at the meeting will be counted by persons
appointed by         your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for"
        approval of the proposals for purposes of determining
whether         sufficient affirmative votes have been cast.
With respect to the         election of Trustees and selection of
auditors, neither         abstentions nor broker non       -votes
have any effect on the outcome         of the proposal.  With
respect to any other proposals,         abstentions and broker
non       -votes have the effect of a negative         vote on
the proposal.

Other business.  The Trustees know of no other business to be brought before the meeting.  However, if any other
matters         properly come before the meeting, it is their
intention that         proxies that do not contain specific
restrictions to the contrary         will be voted on such
matters in accordance with the judgment of         the persons
named as proxies in the enclosed form of proxy.

Solicitation of proxies.  In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam
Management,         Putnam Fiduciary Trust Company, and Putnam
Mutual Funds may         solicit proxies in person or by
telephone.  Your fund may also         arrange to have votes
recorded by telephone.  The telephone         voting procedure is
designed to authenticate shareholders'         identities, to
allow shareholders to authorize the voting of         their
shares in accordance with their instructions and to confirm
        that their instructions have been properly recorded.
Your fund         has been advised by counsel that these
procedures are consistent         with the requirements of
applicable law.  If these procedures         were subject to a
successful legal challenge, such votes would         not be
counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for
their         accounts, and would be asked for their Social
Security number or         other identifying information.  The
shareholders would then be         given an opportunity to
authorize proxies to vote their shares at         the meeting in
accordance with their instructions.  To ensure         that the
shareholders' instructions have been recorded correctly,
they will also receive a confirmation of their instructions in
        the mail.  A special toll       -free number will be
available in case         the information contained in the
confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies.  Consistent
with this         policy, your fund may solicit proxies from
shareholders who have         not voted their shares or who have
abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D.F. King & Co., Inc., 77 Water Street, New
York, New         York  10005, to aid in the solicitation of
instructions for         registered and nominee accounts, for a
fee not to exceed $10,000           plus reasonable out       -
of       -pocket expenses for mailing and phone         costs.

Revocation of proxies.  Proxies, including proxies given by
        telephone, may be revoked at any time before they are
voted by a         written revocation received by the Clerk of
your fund, by         properly executing a later-dated proxy or
by attending the         meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting.  It is anticipated that your fund's next annual
meeting         of shareholders will be held in         July,
1999.  Shareholder         proposals must be received by your
fund before         December 23, 1998,          to be included in
your fund's proxy statement for the next annual         meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named
as         proxies may propose adjournments of the meeting for a
period or         periods of not more than 60 days in the
aggregate to permit         further solicitation of proxies with
respect to those proposals.          Any adjournment will require
the affirmative vote of a majority         of the votes cast on
the question in person or by proxy at the         session of the
meeting to be adjourned.  The persons named as         proxies
will vote in favor of adjournment those proxies which
they are entitled to vote in favor of such proposals.  They will vote against adjournment those proxies required to be
voted         against such proposals.  Your fund pays the costs
of any         additional solicitation and of any adjourned
session.  Any         proposals for which sufficient favorable
votes have been received         by the time of the meeting may
be acted upon and considered final         regardless of whether
the meeting is adjourned to permit         additional
solicitation with respect to any other proposal.


Financial information.  Your fund will furnish to you upon
        request, without charge, a copy of the fund's annual
report for         its most recent fiscal year, and a copy of its
semiannual report         for any subsequent semiannual period.
Such requests may be         directed to Putnam Investor
Services, P.O. Box 41203, Providence,         RI 02940       -
1203 or 1       -800       -225       -1581.

Fund Information

Limitation of Trustee liability.  The Agreement and Declaration of Trust of your fund provides that the fund will
indemnify its         Trustees and officers against liabilities
and expenses incurred         in connection with litigation in
which they may be involved         because of their offices with
the fund, except if it is         determined in the manner
specified in the Agreement and         Declaration of Trust that
they have not acted in good faith in         the reasonable
belief that their actions were in the best         interests of
the fund or that such indemnification would relieve         any
officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her
duties.          Your fund, at its expense, provides liability
insurance for the         benefit of its Trustees and officers.

Audit and Nominating Committees.  The voting members of the Audit
        Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any
affiliation         with Putnam Investments and its affiliates.
The Audit Committee         currently consists of Messrs. Estin
(Chairman), Jackson, Perkins        (without vote), Putnam, III
(without vote), Smith (without vote),         and Ms. Kennan.
The Nominating Committee consists only of         Trustees who
are not "interested persons" of your fund or Putnam
Management.  The Nominating Committee currently consists of Dr.
        Pounds and Ms. Kennan (Co       -chairpersons), Ms.
Baxter, and Messrs.         Estin, Hill, Jackson, Joskow, Mullin,
Patterson, Stephens and         Thorndike.

Officers and other information.  In addition to George Putnam and
        Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
       ----------------------------------------------------------
-------
Charles E. Porter (59)    Executive Vice President   1989
Patricia C. Flaherty (51) Senior Vice President      1993
John D. Hughes (63)       Senior Vice President
                            & Treasurer              1988
Gordon H. Silver (50)     Vice President             1990
Ian C. Ferguson (40)      Vice President             1998
William J. Curtin (38)    Vice President             1997
David L. Waldman (32)     Vice President             1997
        Jennifer E. Leichter (37)Vice President
1998
Robert M. Paine (33)      Vice President             1998
D. William Kohli (37)     Vice President             1994
Gail S. Attridge (36)     Vice President             1997
William N. Shiebler** (56)Vice President             1991
John R. Verani (58)       Vice President             1988
Beverly Marcus (53)       Clerk                      1988
       ----------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with
        Putnam Management or its affiliates or their ownership of
stock         of Marsh & McLennan Companies, Inc., Messrs.
Putnam, Putnam, III,         Lasser and Smith (nominees for
Trustees of your fund), as well as         the officers of your
fund, will benefit from the management fees,         distribution
fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.


Assets and shares outstanding of your fund as of April 10, 1998

Net assets                                    $1,255,163,492

Common shares outstanding
and authorized to vote                    140,248,960 shares

5% beneficial ownership of your fund as of March 31, 1998

Persons beneficially owning more than 5%
of the fund's shares                        NONE

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll       -free 1       -800       -225       -1581

PUTNAMINVESTMENTS                                          Logo

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on July 9, 1998 for Putnam Premier Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
        H. Estin, and Robert E. Patterson, and each of them
separately,         Proxies, with power of substitution, and
hereby authorizes them         to represent and to vote, as
designated below, at the meeting of         shareholders of
Putnam Premier Income Trust on July 9, 1998, at         2:00
p.m., Boston time, and at any adjournments thereof, all of
        the shares of the fund that the undersigned shareholder
would be         entitled to vote if personally present.

                PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing
as         executor, administrator, attorney, trustee, or
guardian, or as         custodian for a minor, please give your
full title as such.  If         you are signing for a
corporation, please sign the full corporate         name and
indicate the signer's office.  If you are a partner,         sign
in the partnership name.

       ----------------------------------------------------------
-------
Shareholder sign here        Date

       ----------------------------------------------------------
-------
Co-owner sign here           Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments.
Detach         this form from the proxy ballot and return it with
your signed         proxy in the enclosed envelope.

Street
       ----------------------------------------------------------
-------

City                         State           Zip
       ----------------------------------------------------------
-------

Telephone
       ----------------------------------------------------------
-------

DO YOU HAVE ANY COMMENTS?

       ----------------------------------------------------------
-------

       ----------------------------------------------------------
-------

       ----------------------------------------------------------
-------

DEAR SHAREHOLDER:

Your vote is important.  Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy
as soon         as possible.  A postage-paid envelope is enclosed
for your         convenience.

THANK YOU!

If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted
FOR         fixing the number of Trustees and electing Trustees
as set forth         in Proposal 1 and FOR each of the other
Proposals.  In their         discretion, the Proxies will also be
authorized to vote upon such         other matters that may
properly come before the meeting.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
        AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER         PROPOSALS LISTED BELOW:

Please vote by filling in the appropriate boxes below.

PROPOSAL TO:

1.  Fix the number of and elect Trustees.
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
            Hill, R.J. Jackson, P.L. Joskow, E.T. Kennan, L.J.
    Lasser,         J.H. Mullin, R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G.         Putnam, G. Putnam, III, A.J.C.
    Smith, W.T. Stephens and W.N.         Thorndike.

/  / FOR fixing the number of Trustees and electing all the
            nominees (except as marked to the contrary below.)

    To withhold authority to vote for one or more of the nominees, write the names of the nominee(s) names below:

           -----------------------------------------------------
    -------

/  /     WITHHOLD authority to vote for all nominees

2.  Ratify                       FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent auditors
    of your fund.

3.  Amend the fund's fundamental investment
    restriction with respect to:

3.A.  Diversification.           /  /     /  /     /  /

        3.B.                     Investments in the voting/  /   /  /
                                 /  /
    securities of a single
    issuer.

        3.C.                     Making loans.     /  / /  /     /  /

        3.D.                     Investments in    /  /     /  /
   /  /
    commodities.

        3.E.                     Investments in    /  /     /  /
   /  /
    real estate.



4.  Eliminate the fund's fundamental
    investment restriction with
    respect to:

4.A.  Investments in securities  /  /     /  /     /  /
    of issuers in which
    management of the fund or
    Putnam Investment Management, Inc.
    owns securities.

4.B.  Margin transactions.       /  /     /  /     /  /

4.C.  Short sales.               /  /     /  /     /  /

4.D.  Pledging assets.           /  /     /  /     /  /

4.E.  Investments in restricted  /  /     /  /     /  /
    securities.

4.F.  Investments in oil,        /  /     /  /     /  /
    gas and mineral interests.

4.G.  Investing to gain control  /  /     /  /     /  /
    of a company's management.


Note:  If you have questions on any of the Proposals, please
    call 1       -800       -225       -1581.